Exhibit 99.1

McEwen Copper: Los Azules – Robust Assay Results

Significant Drill Intercepts

237.2 m of 1.05% Cu including 108 m of 1.71% Cu (AZ22173)

373.9 m of 0.76% Cu including 96 m of 1.13% Cu (AZ22176)

TORONTO, January 26, 2023 (GLOBE NEWSWIRE) -- McEwen Copper Inc., 68%-owned by McEwen Mining Inc. (NYSE: MUX) (TSX: MUX), today reports rich copper values over attractive widths resulting from infill drilling at its Los Azules project. Los Azules is a large porphyry copper-gold-silver deposit with considerable growth potential, where its ultimate depth and lateral extents remain to be determined.

Table 1 provides a summary of the assay results for eight recent drill holes for copper (Cu), gold (Au) and silver (Ag).

Highlights

•	Widespread mineralized magmatic hydrothermal breccias with intercepts such as 237.2 meters (m) of 1.05% Cu including 108 m of 1.71% Cu in hole AZ22173.

•	Continuity of an Enriched mineral zone up to 300 m, true thickness.

•	Northern exploration hole AZ22174 targeting a deep geophysical anomaly intersected multiple copper-mineralized horizons including disseminated and veinlet-hosted primary copper mineralization and potassic alteration as deep as 1,100 m downhole, with assays pending.

Table 1 – Los Azules Drilling Results - October 2022 to December 2022

Hole-ID	Section	Predominant Mineral Zone	From (m)	To (m)	Length (m)	Cu %	Au (g/t)	Ag (g/t)	Comment
AZ22169	43	Total	128.0	526.0	398.0	0.49	0.05	1.45
		Enriched	128.0	390.0	262.0	0.55	0.04	1.59	Incl. 74m of 0.93% Cu
		Primary	390.0	526.0	136.0	0.36	0.05	1.19	Incl. 51m of 0.54% Cu
AZ22170	44	Total	130.0	483.0	353.0	0.45	0.03	1.46
		Enriched	130.0	368.0	238.0	0.55	0.04	1.71	Incl. 28m of 1.14% Cu
		Primary	368.0	483.0	115.0	0.24	0.02	0.94
AZ22171	45	Total	94.0	470.2	376.2	0.51	0.04	1.41
		Enriched	94.0	435.0	341.0	0.53	0.03	1.37	Incl. 88m of 1.06% Cu
		Primary	435.0	470.2	35.2	0.27	0.04	0.75
AZ22172	41	Total	116.0	545.0	429.0	0.46	0.10	1.21
		Enriched	116.0	348.0	232.0	0.59	0.14	1.31	Incl. 32m of 1.19% Cu
		Primary	348.0	545.0	197.0	0.31	0.06	1.09
AZ22173	44	Total	94.0	331.2	237.2	1.05	0.09	1.19
		Enriched	94.0	331.2	237.2	1.05	0.09	1.19	Incl. 108m of 1.71% Cu
AZ22175	36	Total	70.0	274.0	204.0	0.72	0.05	1.17
		Enriched	70.0	260.0	190.0	0.80	0.06	1.30	Incl. 94m of 1.06% Cu
		Primary	260.0	274.0	14.0	0.33	0.03	0.51
AZ22176	43	Total	98.0	445.9	347.9	0.81	0.10	2.52
		Enriched	98.0	324.0	226.0	0.87	0.09	1.88	Incl. 96m of 1.13% Cu
		Primary	324.0	445.9	121.9	0.71	0.12	3.70	Incl. 56m of 0.89% Cu
AZ22177	42	Total	102.0	413.0	311.0	0.48	0.05	1.04
		Enriched	102.0	334.0	232.0	0.51	0.04	0.92	Incl. 56m of 0.77% Cu
		Primary	334.0	413.0	79.0	0.39	0.07	1.38

Link to Geochemical Results and Hole Collar Locations and Lengths for October 2022 to January 2023 at Los Azules:

https://www.mcewenmining.com/files/doc_news/archive/2023/2023_01_LosAzules/2023_01_LosAzules_AssayResults_HoleLocations.xlsx

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Current Drill Program

Drilling resumed in October 2022. This season’s +75 holes and +25,000-meter program is designed to:

•	Increase drill hole density to upgrade the copper resource classification to measured and indicated to better understand the payback pit design.

•	Provide metallurgical, hydrological and geotechnical data to facilitate mine design.

•	Test for potential extensions of the resource to the north, south and at depth to determine how much larger the deposit could be.

Since October, some 11,900 m have been drilled from 46 holes.

“We have transitioned into 2023 with tremendous momentum, backstopped by 9 on-site drills, an active community engagement program and a fully staffed technical team advancing Los Azules towards feasibility.”, commented Michael Meding, Vice President and General Manager of McEwen Copper. “We are delivering a first-class technical evaluation on a copper deposit that will put Argentina at the forefront of critical metals production supporting worldwide electrification and a greener future for generations to come.”

Description of Results

Results are summarized on six schematic cross-sections that include simplified interpretations of the mineral zones including: Overburden, Leached, Enriched (also called Supergene) and Primary (also called Hypogene). The green line is the 30-year pit floor from the 2017 NI 43-101 Preliminary Economic Assessment (PEA) report. We see drill results that support and enhance our geological modelling.

Figure 1 is a plan view showing the location of these sections. The cross sections are located 50 m apart, with the lowest numbered section beginning at the south end of the deposit and numbers increasing to the north. For reference, Section 36 is located approximately in the center of the deposit.

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Figure 1 - Location of Cross-sections and Drill Holes in the Deposit Plan

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Exploration Drilling

Hole AZ22174 (Figure1) is the 4th hole at Los Azules to be drilled to a depth in excess of 1,000 m. It represents the most recent validation that the deposit remains open at depth. It is located 900 m north of AZ22171 and was planned based on geophysical analyses and geological modelling. Results are expected to be available for release shortly. Logging of the core over its 1,100 m identified disseminated copper mineralization (chalcocite, chalcopyrite) hosted in pre-mineral diorite, copper in early veinlets and fracture-fills, magmatic hydrothermal breccia and potassic alteration as evidenced by potassium feldspar.

Infill Drilling Results Designed to Upgrade Copper Resources Classification to Measured & Indicated

Figure 2 - Section 36, includes an intercept of 190 m of 0.80% Cu (AZ22175), including a 94 m interval of 1.06% Cu in the Enriched mineral zone. The Enriched mineral zone is interpreted to occur as a sub-horizontal blanket of mineralization that varies in thickness between 150 m and 250 m across this section. This is typical of many world-class porphyry copper deposits. The hole was drilled to test for the presence of mineralization within a hydrothermal magmatic breccia host rock. Mineralization contained within this zone is on average associated with the highest copper grades at Los Azules.

Figure 2 - Section 36 - Drilling, Mineral Zones & 30-year PEA Pit (Looking North)

Surface
30 year pit
(2017 PEA)
3500 m Elev
3000 m Elev
0.80%Cu
190m
0.33%Cu
14m
AZ22175
LA0403*
LA0403*
AZ22144*
AZ22137A*
AZ0833*
AZ22142*
AZ22162*
AZ22139*
AZ22138*
AZ1297*
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.3%
0.3-0.5%
0.5-1%
>1%
Mineral Zone
Overburden
Leached zone
Enriched zone
Primary zone
Section 36
200 meters
* HISTORIC PRE-2022 HOLE

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Figure 3 - Section 41 shows an Enriched zone interval of 232 m grading 0.59% Cu (AZ22172), including 32 m of 1.19% Cu. A portion of the shallower mineralization is hosted within an early mineral porphyry and the hydrothermal magmatic breccia associated with the porphyry. Like the breccia, the early mineral porphyry is an important host of higher-grade mineralization and is typically inclined sub-vertical. Closer to the hole’s bottom, mineralization is hosted within rock known as diorite, which contains the majority of Primary zone sulphide-bearing mineralization at Los Azules. The drill hole ends with 197.0 m grading 0.31% Cu. Lithology and mineralization correlate well to hole AZ12106, suggesting great continuity.

Figure 3 - Section 41 - Drilling, Mineral Zones & 30-year PEA Pit (Looking North)

Surface
30 year pit
(2017 PEA)
AZ1048*
GTK1001*
GTK09*
3500 m Elev
0.59%Cu
232m
0.31%Cu
197m
AZ22172
AZ17129*
3000 m Elev
AZ12106*
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.3%
0.3-0.5%
0.5-1%
>1%
Mineral Zone
Overburden
Leached zone
Enriched zone
Primary zone
Section 41
200 meters
* HISTORIC PRE-2022 HOLE

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Figure 4 - Section 42 profiles an Enriched zone interval of 232 m grading 0.51% Cu (AZ22177), including 56 m of 0.77% Cu. Again, the drill hole ended in the top of the Primary zone with 79 m of 0.39% Cu. The early mineralized porphyry, hydrothermal magmatic breccias and high copper grades noted in the hole are consistent with the nearby historic drill holes AZ12116 and AZ1048. The true thickness of the Enriched zone is interpreted to be up to 250 m on the section.

Figure 4 - Section 42 - Drilling, Mineral Zones & 30-year PEA Pit (Looking North)

Surface
30 year pit
(2017 PEA)
3500 m Elev
3000 m Elev
0.51%Cu
232m
0.39%Cu
79m
AZ1048*
AZ0832*
AZ22177
AZ12116*
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.3%
0.3-0.5%
0.5-1%
>1%
Mineral Zone
Overburden
Leached zone
Enriched zone
Primary zone
Section 42
200 meters
* HISTORIC PRE-2022 HOLE

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Figure 5 - Section 43 highlights 226 m grading 0.87% Cu (AZ22176) including 96 m of 1.13% Cu, and 262 m of 0.55% Cu (AZ22169) including 74 m grading 0.93% Cu. Both intervals correspond to the Enriched zone with a true thickness up to 250 m and signified in part by characteristic chalcocite copper mineralization and elevated soluble copper analyses. Mineralization is mainly related to the presence of early mineral porphyry and hydrothermal magmatic breccia. In hole AZ22176, the continued presence of copper mineralization at depth required drilling to continue below the 2017 PEA pit limit. The grades reported for the Primary zone correspond to a 121.9 m interval with a core length-weighted grade of 0.71% Cu. It is noteworthy that the hole ended in elevated copper grades, suggesting potential at depth and an attractive future drilling target.

Figure 5 - Section 43 - Drilling, Mineral Zones & 30-year PEA Pit (Looking North)

Surface
LA0402*
3500 m Elev
30 year pit
(2017 PEA)
0.55%Cu
262m
0.87%Cu
226m
0.71%Cu
121.9m
0.36%Cu
136m
AZ0834*
AZ22176
AZ1048*
AZ22169
3000 m Elev
Section 43
200 meters
* HISTORIC PRE-2022 HOLE
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.3%
0.3-0.5%
0.5-1%
>1%
Mineral Zone
Overburden
Leached zone
Enriched zone
Primary zone

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Figure 6 - Section 44, profiles 238 m grading 0.55% Cu (AZ22170) and 237.2 m with 1.05% Cu (AZ22173), including a 108 m interval of 1.71% Cu. Both intercepts correspond to the Enriched zone, consistent with attractive grades reported in previous campaigns including 194 m of 0.56% Cu (AZ22163), 146 m of 1.10% Cu (AZ0620) and 80.4 m grading 0.21% Cu (AZ22167). The interpreted true thickness of the Enriched zone extends to 300 m at the center of the section, owing to the influence of structural controls such as faulting in the core of the deposit.

Figure 6 - Section 44 - Drilling, Mineral Zones & 30-year PEA Pit (Looking North)

Surface
3500 m Elev
AZ22167*
AZ22150*
LA0402*
GTHAZ1001*
0.55%Cu
238m
AZ0620*
1.05%Cu
237.2m
AZ22173
AZ22163*
30 year pit
(2017 PEA)
0.24%Cu
115m
AZ22170
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.3%
0.3-0.5%
0.5-1%
>1%
Mineral Zone
Overburden
Leached zone
Enriched zone
Primary zone
3000 m Elev
Section 44
200 meters
* HISTORIC PRE-2022 HOLE

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Figure 7 - Section 45 highlights 341 m of 0.53% Cu (AZ22171), including 88 m grading 1.06% Cu in the Enriched zone. The mineralization is primarily contained in hydrothermal magmatic breccia. The interpreted true thickness of up to 300 m in the Enriched zone extends from Section 44. The hole ended in primary mineralization of 35.2 m grading 0.27% Cu and remains open at depth.

Figure 7 - Section 45 - Drilling, Mineral Zones & 30-year PEA Pit (Looking North)

Surface
LA9807*
3500 m Elev
0.53%Cu
341m
30 year pit
(2017 PEA)
GTHAZ1001*
0.27%Cu
35.2m
AZ22171
Cu % (Assays %)
0.0-0.01%
0.01-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.3%
0.3-0.5%
0.5-1%
>1%
Mineral Zone
Overburden
Leached zone
Enriched zone
Primary zone
3000 m Elev
Section 45
200 meters
* HISTORIC PRE-2022 HOLE

The Los Azules project is located in San Juan, Argentina. It has many attributes comparable to other world-class copper-gold deposits in South America.

Technical Information

The technical content of this press release has been reviewed and approved by Stephen McGibbon, P.Geo., McEwen Mining's Senior Vice President, Exploration, and a qualified person as defined by NI 43-101.

All samples were collected in accordance with generally accepted industry standards. Drill core samples usually taken at 2 m intervals were split and submitted to the Alex Stewart International laboratory located in the Province of Mendoza, Argentina, for the following assays: gold determination using fire fusion assay and an atomic absorption spectroscopy finish (Au4-30); a 39 multi-element suite using ICP-OES analysis (ICP-AR 39); copper content determination using a sequential copper analysis (Cu-Sequential). An additional 19 element analysis (ICP-ORE) was performed for samples with high sulfide content.

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The company conducts a Quality Assurance/Quality Control program in accordance with NI 43-101 and industry best practices using a combination of standards and blanks on approximately one out of every 25 samples. Results are monitored as final certificates are received and any re-assay requests are sent back immediately. Pulp and preparation sample analyses are also performed as part of the QAQC process. Approximately 5% of the sample pulps are sent to a secondary laboratory for control purposes. In addition, the laboratory performs its own internal QAQC checks, with results made available on certificates for Company review.

Table 2 - Hole Locations and Lengths for October to December 2022 Drilling Results at Los Azules

HOLE-ID	Azimuth	Dip	Length	Loc X	Loc Y	Loc Z
AZ22169	250	-67	526	2383254	6559520	3637
AZ22170	250	-77	483	2383235	6559566	3633
AZ22171	250	-72	470	2383222	6559615	3631
AZ22172	247	-78	545	2383251	6559416	3637
AZ22173	70	-76	331	2383301	6559591	3641
AZ22175	250	-70	274.0	2383345	6559172	3640
AZ22176	70	-81	445.9	2383254	6559520	3637
AZ22177	250	-65	413.0	2383258	6559468	3637

Coordinates listed in Table 2 based on Gauss Kruger - POSGAR 94 Zone 2

ABOUT MCEWEN MINING

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico and Argentina. In addition, it owns 68% of McEwen Copper which owns the large, advanced stage Los Azules copper project in Argentina. The Company’s goal is to improve the productivity and life of its assets with the objective of increasing its share price and providing a yield. Chairman and Chief Owner Rob McEwen has personally provided the company with $220 million and takes an annual salary of $1.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

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